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                                                                  EXHIBIT 23(B)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants,we hereby consent to the incorporation by reference in this registration statement of our report dated January 14, 1997, included in Southern National Corporation's Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                                          /s/ Arthur Andersen LLP
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Charlotte, North Carolina March 18, 1997